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EXHIBIT 10.11.1


                                 MEDICAL CAPITAL


June 10, 2008

VIA U.S. MAIL AND EMAIL

Integrated Healthcare Holdings, Inc.
1301 North Tustin Avenue
Santa Ana, California 92705
Attn: Bruce Mogel, CEO

Re: Amendment No. 1 to $50 Million Revolving Credit Agreement dated October 9, 2007
         Borrowers:   Integrated Healthcare Holdings, Inc.
                      WMC-A, INC.
                      WMC-SA, INC.
                      Chapman Medical Center, Inc.
                      Coastal Communities Hospital, Inc.
         Lender:      Medical Provider Financial Corporation I

Mr. Mogel:

         Reference is made to the $50 Million Revolving Credit Agreement dated October 9, 2007 ("Credit Agreement") by and between Borrowers and Lender. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

         Due to the general decline in economic conditions and other factors, Borrowers have requested that Lender reduce the Minimum Fixed Charge Coverage Ratio set forth in Annex A to the Credit Agreement. Lender has considered Borrower's request and is prepared to amend the Credit Agreement on the following terms and conditions:

         1. Effective January 1, 2008 and ending June 30, 2009 ("Reduction Period"), the Minimum Fixed Charge Coverage Ratio set forth in Annex A to the Credit Agreement shall be reduced from 1.0 to
                  0.4 ("Reduced Coverage Ratio").

         2. The reduction of the Minimum Fixed Charge Coverage Ratio for the Reduction Period shall not be deemed to be nor constitute a waiver of Borrower's rights, duties or obligations under the Credit Agreement, and shall not operate or be construed as a waiver by Lender of any current or future Default or Event of Default, whether of a like or different nature.


           2100 South State College Blvd, Anaheim, California 92806 o
              (800) 824-3700 o (714) 935-3100 o FAX (714) 935-3114
                     Internet: http://www.medlcalcapital.com


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The reduction of the Minimum Fixed Charge Coverage Ratio shall be limited solely to the express terms and provisions set forth in this amendment. By making a reduction in the Minimum Fixed Charge Coverage Ratio, Lender does not waive any breach of any representation or warranty of Borrowers under any Loan Document, and all of Lender's claims and rights resulting from any such breach or misrepresentation are specifically reserved.

         3. Upon the occurrence and continuation of a Default or Event of Default under the Credit Agreement or any other Loan Document, the Reduced Coverage Ratio and the Reduction Period shall each terminate, expire and have no further force. In said event, the Minimum Fixed Charge Coverage Ratio shall immediately and without further notice be increased from 0.4 to 1.0.

         4. Except as amended hereby, the Credit Agreement shall remain in force and effect. In the event of any inconsistency between the Credit Agreement and this Amendment No. 1 to $50 Million Credit Agreement, this Amendment No. 1 to Credit Agreement shall govern and prevail.

         If Borrowers and Borrower's Representative agree to the foregoing, please cause the appropriate person to affix his signature and date where indicated below and return the original executed version of this letter agreement to me not later than Friday, May 30, 2008. Upon receipt of this letter agreement, without changes or modifications of any kind, executed and dated by each Borrower and the Borrower's Representative, the same shall constitute and shall hereinafter be referred to as "Amendment No. 1 to $50 Million Credit Agreement."

Very truly yours,
MEDICAL PROVIDER FINANCIAL CORPORATION I

/s/ Joseph J. Lampariello
Joseph J. Lampariello, President and COO

cc:      Pacific Coast Holdings Investments, LLC (via U.S. Mail)
         Ganesha Realty, LLC (via U.S. Mail)
         West Coast Holdings, LLC (via U.S. Mail)
         Orange County Physicians Investment Network, LLC (via U.S. Mail)


                       [BORROWER'S SIGNATURE PAGE FOLLOWS]


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BORROWERS:

INTEGRATED HEALTHCARE HOLDINGS,
INC., a Nevada corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


WMC-A, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


WMC-SA, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


COASTAL COMMUNITIES
HOSPITAL, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


CHAPMAN MEDICAL CENTER, INC.,
a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


BORROWER'S REPRESENTATIVE:
BRUCE MOGEL

By:    /s/ Bruce Mogel                       Date of Execution:     6/10/08
      ---------------------------                              ----------------
      Bruce Mogel